TRIBUTARY BALANCED FUND
TRIBUTARY SMALL/MID CAP FUND
TRIBUTARY SMALL COMPANY FUND

Supplement dated November 13, 2026 to the
Prospectus dated August 1, 2026

1.	The following paragraph is hereby added at the end of the section entitled “Principal Investment Objectives, Strategies, and Risks” on page 47 of the Prospectus:

ReFlow Liquidity Program

Each Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program. This program is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareholder redemptions. ReFlow provides this cash by purchasing shares at net asset value and ReFlow will not be subject to any investment minimum applicable to such shares. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under “Purchase and Sale of Fund Shares” below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the policy described in the “Excessive Trading” section below. The Adviser believes that the program has advantages over more conventional alternatives for meeting a Fund’s liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. When ReFlow redeems in kind, it is anticipated that the use of the program will reduce a Fund’s realization of capital gains.

For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. Such a fee is allocated among a Fund’s share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

For more information, please contact a Fund customer service representative toll free at

(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE.

TRIBUTARY FUNDS, INC.

Supplement dated November 13, 2026 to the
Statement of Additional Information (“SAI”) dated August 1, 2026

1.	Effective January 1, 2027, the disclosure regarding the compensation of the members of the Board of Directors and committees of the Board, beginning on page 29 of the SAI, is hereby deleted in its entirety and replaced with the following:

The Company’s Interested Directors and officers receive no compensation directly from the Funds for performing the duties of their offices. The Company’s Independent Directors are compensated by the Company for their service as Directors pursuant to a Compensation Policy. Pursuant to the Compensation Policy, effective January 1, 2027, each Independent Director is paid an annual retainer of $26,325, a meeting attendance fee of $4,388 for each quarterly Board meeting attended, and a fee of $1,000 for each Special Board meeting or Committee meeting not held on the same day as a quarterly Board meeting. Independent Directors may also be paid $1,000 per day for attendance at certain business meetings as an official representative of the Company. Pursuant to the Company’s amended Corporate Governance and Nominations Committee Charter, the Committee will evaluate Board compensation on a biannual basis, with each such evaluation taking place in the second year following the later of the most recent compensation adjustment or evaluation.

Pursuant to the Compensation Policy, the Independent Directors will invest at least 10% of all categories of their compensation in Fund shares. Investments in Fund shares made by the Independent Directors will be governed by the Company’s Independent Directors Investment Program, which provides procedures for investment of Director compensation and certain ad hoc Director investments in Fund shares. The Independent Directors Investment Program includes procedures for managing any conflicts of interest, including Director notice, reporting and pre-clearance requirements with respect to investments in Fund shares.

The officers may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex”) and Tributary Capital Management, LLC, serve as the Funds’ Co-Administrators and receive fees from each of the Funds for acting as Co-Administrator.

2.	The section entitled “Portfolio Holdings,” beginning on page 33 of the SAI is hereby deleted and replaced with the following:

Portfolio Holdings

Portfolio holdings information for the Funds is made available more frequently and prior to its public availability (“non-standard disclosure”) to: (1) the Funds’ service providers (including the Funds’ Custodian, Co-Administrators, fund accountant, financing agents, pricing services, ReFlow Fund, LLC, the Funds’ liquidity program provider, and certain others (such as auditors, legal counsel, and proxy voting services) necessary for the Funds’ day-to-day operations) (collectively, the “Service Providers”); and (2) certain non-service providers, including ratings agencies and other qualified financial professionals (such as Bloomberg L.P., FactSet Research Systems, Inc., Morningstar, Inc., Thomson Reuters/Lipper and affiliates, and ICE Data Pricing & Reference Data, LLC), for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation (collectively, the “Non-Service Providers”). Generally, if provided, such information will be provided to Non-Service Providers on a monthly basis with a sixteen day lag.

Service providers include administrators, auditors, attorneys, custodians, pricing vendors, liquidity program providers, and proxy voting services. Such holdings are released under conditions of confidentiality. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions: (1) the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Shares of the Funds before the portfolio holdings or results of the analysis become public information; and (2) the recipient is subject to a duty of confidentiality or written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ disclosure policies; or (3) the recipient provides assurances of its duty of confidentially, which may include such means as certification as to its policies’ adequacy to protect the information that is disclosed.

Neither the Funds nor any Service Provider may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds, or about pending transactions in the Funds to other third parties, except that information about portfolio holdings may be made available to such third parties: (1) by providing a copy of the Funds’ latest annual or semi-annual report or the Funds’ latest Form N-PORT; (2) in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or (3) when the Funds have a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed.

Such disclosures must be authorized by the Funds’ President or Treasurer and will be reported periodically to the Board. In no event will such information be disclosed for compensation.

Each Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board. In order to help ensure that each Fund’s portfolio holdings disclosure policy is in the best interests of Fund Shareholders as determined by the Board, the Funds’ Chief Compliance Officer provides an annual report to the Board on such disclosure. Any conflict identified between the interests of Fund Shareholders and those of an Adviser, the Distributor, or any affiliate of the Fund, an Adviser, or the Distributor by a Fund resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

For more information, please contact a Fund customer service representative toll free at
(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE.